POWER OF ATTORNEY



The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.



Signature                          Title             Date


/s/ Robert M. Whitler              Trustee           October 1, 2004
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Robert M. Whitler

                                POWER OF ATTORNEY



The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.



Signature                          Title             Date


/s/ David A. Goldfarb              Trustee           October 1, 2004
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David A. Goldfarb

                                POWER OF ATTORNEY



The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.



Signature                          Title             Date


/s/ Michael L. Noel                Trustee           October 1, 2004
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Michael L. Noel

                                POWER OF ATTORNEY



The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.



Signature                          Title             Date


/s/ David Benkert                  Trustee          October 1, 2004
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David Benkert

                                POWER OF ATTORNEY



The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.



Signature                          Title             Date


/s/ Thomas L. Braje                Trustee           October 1, 2004
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Thomas L. Braje

                                POWER OF ATTORNEY



The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.



Signature                          Title             Date


/S/ Joseph C. Jaeger               Trustee           October 1, 2004
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Joseph C. Jaeger